ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                  Massachusetts
                                 Tax-Free Income
                                      Fund

                                 AUGUST 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                                EDWARD SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                   Vice President and Chief Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                  --------------------------------------------


===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

      For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY DIANNE SALES, CFA, FRANK LUCIBELLA,CFA
                    AND BARRY EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                             Massachusetts Tax-Free
                                  Income Fund

            Municipal bonds advance on strength of bond market rally

A healthy bond market buoyed municipal bonds during the past 12 months. Continued slowdown in Asian markets constrained U.S. economic growth, while turmoil in emerging markets drew investors to the safety of U.S. Treasuries. As a result, U.S. interest rates fell and inflation remained under control. Against this positive backdrop, municipal bonds turned in solid returns for the year.

  Municipal performance has been somewhat constrained compared to Trea-sury bonds, however, as low interest rates have resulted in an increased supply of municipal bonds. During the first six months of 1998, the supply of municipal bonds increased more than 50% versus 1997. The reason is that many local governments have been issuing large amounts of new tax-exempt bonds in order to take advantage of lower interest rates. This strong influx of new bond issuance has put pressure on municipal bond prices, causing them to lag Treasuries.

  The silver lining, however, is that municipal bonds now offer their best relative values versus U.S. Treasuries in almost five years. This has not gone unnoticed, particularly among non-traditional buyers who have crossed over into the tax-exempt market to take advantage of these attractive values. This strong demand from

"...low interest rates have resulted in an increased supply of municipal bonds."

[A 3 1/2" x 2 1/2" photo at bottom right of page of fund management team members. Caption below reads "Fund management team members (l - r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]

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================================================================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

"Among our best performers have been assisted living facilities..."

--------------------------------------------------------------------------------

[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into ten sections (from top to left):
Other 6%, Water & Sewer 8%, Transportation 12%, Industrial Development 12%, Housing 7%, Hospital 3%, Health 17%, Electrical Power 8% Education 14% and General Obligation 13%. A note below the chart reads "As a percentage of net assets on August 31, 1998."]

--------------------------------------------------------------------------------

non-traditional "crossover" buyers has helped to absorb the recent flood of new issuance into the municipal bond market.

  Even with the supply pressures, municipal bonds turned in a solid performance during the period. For the 12 months ended August 31, 1998, John Hancock Massachusetts Tax-Free Income Fund's Class A and Class B shares returned 9.66% and 8.89%, respectively, at net asset value. Keep in mind that your net asset value return will be different if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns outpaced the average Massachusetts municipal bond fund's return of 7.99%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Narrowing credit spreads drive performance

Credit spreads in the municipal market narrowed substantially in the first six months of the period. Credit spread refers to the difference in yields between bonds with different credit ratings. As the gap between yields on higher and lower quality bonds narrowed, the Fund benefited significantly, thanks to its holdings in lower-quality bonds. With in-depth credit analysis, we've been able to identify lower-quality bonds not only with attractive yields, but also with improving credit profiles. Among our best performers have been assisted living facilities, which have benefited from the early completion of construction and strong consumer demand for the facilities.

Focus on duration and call protection

Throughout the year, we continued to carefully manage the portfolio's duration and structure. Duration is a measure of how sensitive a bond's price, and therefore the Fund's share price, is to interest-rate changes. The longer the duration, the more the price rises when rates fall (and falls when rates rise). For most of the year, we've kept the Fund's duration relatively long. That way we could take advantage of falling interest rates and the bond market's strong rally.

  We also maintained our long-term focus on call protection. As we've discussed in previous reports, call protection guards a bond from being redeemed by its issuer for a certain period of time. Strong call protection is especially important during periods of falling interest rates -- when issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, investors are forced to reinvest their money in bonds with lower yields. By focusing on issues with strong call protection, we've been able to maintain the Fund's competitive yield levels.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Assisted living facilities followed by an up arrow with the phrase "Early completion of facilities." The second listing is Housing bonds followed by a down arrow with the phrase "Increased prepayments." The third listing is Zero coupon bonds followed by an up arrow with the phrase "High sensitivity to rate changes." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

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================================================================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 9.66% total return for John Hancock Massachusetts Tax-Free Income Fund Class A. The second bar represents the 8.89% total return for John Hancock Massachusetts Tax-Free Income Fund Class B and the third bar represents the 7.99% total return for the Average Massachusetts municipal bond fund. A note below the chart reads "Total returns for John Hancock Massachusetts Tax-Free Income Fund are at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

Looking ahead

We are optimistic about the prospects for Massachusetts' municipal bond market for the remainder of the year. The state's fiscal situation is good, the economy continues to grow steadily, unemployment is low and the real estate market remains strong. Together, these factors should keep Massachusetts' municipal bond market healthy.

  Of course, we are heading into an election year in Massachusetts and we will be keeping a close eye on any pressure that the political process may put on the state's budget outlook.

  The Federal Reserve has been vigilant about keeping inflation under control and there's no reason to believe that will change in the near future. The biggest question is the direction of the U.S. economy. We expect that Asia's financial woes will continue to slow the U.S. economy in the second half of the year. In this environment, we could see interest rates continue to fall. As a result, we will be biased toward maintaining our longer duration. In addition, we expect credit spreads to continue to remain narrow and yield opportunities to be limited. Given our economic outlook and the narrow spreads in the market, we will be highly selective in adding yield to the portfolio, instead focusing on higher-quality credits.

  The macro-environment for municipal bonds also remains favorable. Current municipal bond prices represent historic values relative to U.S. Treasuries. In addition, we believe that supply pressures are likely to moderate in the second half of the year. Once the pace of new issues slows, municipal bonds should have a chance to improve their performance relative to U.S. Treasuries.

"The macro-environment for municipal bonds also remains favorable."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                     ONE   FIVE      TEN
                                    YEAR   YEARS    YEARS
                                    ----   -----    -----
Cumulative Total Returns            4.86%  29.72%  105.30%
Average Annual Total Returns(1)     4.86%   5.34%    7.46%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                             SINCE
                                     ONE   INCEPTION
                                    YEAR   (10/3/96)
                                    ----   ---------
Cumulative Total Returns            4.03%    10.70%
Average Annual Total Returns(1)     4.03%     6.02%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of August 31, 1998
                                                          SEC 30-DAY
                                                             YIELD
                                                          ----------
John Hancock Massachusetts Tax-Free Income Fund: Class A     4.04%
John Hancock Massachusetts Tax-Free Income Fund: Class B     3.53%


Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and offset the custodian fees with balance credits during the period. Without the reduction of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been 4.46%, 4.88% and 6.72%, respectively. The average annual total return for the one-year period and since inception for Class B shares would have been 3.63% and 5.62%, respectively.

================================================================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Massachusetts Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is not indicative of future results.

________________________________________________________________________________
Line chart with the heading Massachusetts Tax-Free Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines:

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $22,426 as of as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Massachusetts Tax-Free Income Fund on September 3, 1987, before sales charge, and is equal to $21,763 as of as of August 31, 1998. The third line represents the Massachusetts Tax-Free Income Fund after sales charge and is equal to $20,785 as of as of August 31, 1998.
________________________________________________________________________________

________________________________________________________________________________
Line chart with the heading Massachusetts  Tax-Free Income Fund: Class
B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines:

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $11,706 as of as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Massachusetts Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,657 as of as of August 31, 1998. The third line represents Massachusetts Tax-Free Income Fund after sales charge and is equal to $11,257 as of as of August 31, 1998.
________________________________________________________________________________

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1998
---------------------------------------------------------------------------
Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $58,223,788) ..........    $63,747,530
 Cash ......................................................            161
 Receivable for investments sold ...........................         66,951
 Receivable for shares sold ................................          9,662
 Interest receivable .......................................        932,350
 Receivable for futures variation margin - Note A ..........         13,125
 Other assets ..............................................         39,443
                                                                -----------
             Total Assets ..................................     64,809,222
             --------------------------------------------------------------
Liabilities:
 Payable for investments purchased .........................        373,330
 Payable for shares repurchased ............................         13,797
 Dividend payable ..........................................         23,671
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ..................................         31,424
 Accounts payable and accrued expenses .....................         33,373
                                                                -----------
             Total Liabilities .............................        475,595
             --------------------------------------------------------------
Net Assets:
 Capital paid-in ...........................................     59,080,925
 Accumulated net realized loss on investments and
  financial futures contracts ..............................       (291,631)
 Net unrealized appreciation of investments and
  financial futures contracts ..............................      5,541,495
 Undistributed net investment income .......................          2,838
                                                                -----------
             Net Assets ....................................    $64,333,627
             ==============================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $58,136,988/4,613,097 ...........................         $12.60
 ==========================================================================
 Class B - $6,196,639/491,696 ..............................         $12.60
 ==========================================================================
Maximum Offering Price Per Share*
 Class A - ($12.60 x 104.71%) ..............................         $13.19
 ==========================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1998
----------------------------------------------------------------------------
Investment Income:
 Interest ....................................................    $3,536,861
                                                                  ----------
 Expenses:
  Investment management fee - Note B .........................       295,608
  Distribution and service fee - Note B
   Class A ...................................................       165,612
   Class B ...................................................        39,177
  Transfer agent fee - Note B ................................        63,733
  Custodian fee ..............................................        46,171
  Auditing fee ...............................................        21,055
  Registration and filing fees ...............................        13,707
  Financial services fee - Note B ............................        10,447
  Printing ...................................................         8,454
  Trustees' fees .............................................         3,454
  Miscellaneous ..............................................         1,747
  Legal fees .................................................         1,362
  Less management fee reduction - Note B .....................      (224,045)
                                                                  ----------
             Total Expenses ..................................       446,482
             ---------------------------------------------------------------
             Less Expense Reductions -
             Note B ..........................................        (5,207)
             ---------------------------------------------------------------
             Net Expenses ....................................       441,275
             ---------------------------------------------------------------
             Net Investment Income ...........................     3,095,586
             ---------------------------------------------------------------
Realized and Unrealized Gain on Investments and
Financial Futures Contracts:
 Net realized gain on investments sold .......................        50,918
 Net realized gain on financial futures contracts ............       285,043
 Change in net unrealized appreciation/depreciation
  of investments .............................................     2,001,122
 Change in net unrealized appreciation/depreciation
  of financial futures contracts .............................        16,094
                                                                  ----------
             Net Realized and Unrealized
             Gain on Investments and
             Financial Futures Contracts .....................     2,353,177
             ---------------------------------------------------------------
             Net Increase in Net Assets
             Resulting from Operations .......................    $5,448,763
             ===============================================================

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED AUGUST 31,
                                                                                 ----------------------------
                                                                                     1997            1998
                                                                                 ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ......................................................     $3,130,162      $3,095,586
  Net realized gain (loss) on investments sold and financial futures contracts         (9,552)        335,961
  Change in net unrealized appreciation/depreciation of investments and
   financial futures contracts ...............................................      2,137,301       2,017,216
                                                                                 ------------    ------------
   Net Increase in Net Assets Resulting from Operations ......................      5,257,911       5,448,763
                                                                                 ------------    ------------
Distributions to Shareholders:
  Distributions from net investment income
   Class A - ($0.6624 and $0.6589 per share, respectively)  ..................     (3,076,399)     (2,934,706)
   Class B - ($0.5409 and $0.5717 per share, respectively)  ..................        (40,163)       (179,625)
                                                                                 ------------    ------------
   Total Distributions to Shareholders .......................................     (3,116,562)     (3,114,331)
                                                                                 ------------    ------------
From Fund Share Transactions - Net:* .........................................       (639,088)      5,328,172
                                                                                 ------------    ------------
Net Assets:
  Beginning of period ........................................................     55,168,762      56,671,023
                                                                                 ------------    ------------
  End of period (including undistributed net investment income of $18,671
   and $2,838, respectively) .................................................    $56,671,023     $64,333,627
                                                                                 ============    ============

* Analysis of Fund Share Transactions:

                                                                                       YEAR ENDED AUGUST 31,
                                                                   ------------------------------------------------------------
                                                                               1997                            1998
                                                                   ----------------------------    ----------------------------
                                                                      SHARES          AMOUNT          SHARES          AMOUNT
                                                                   ------------    ------------    ------------    ------------
CLASS A
  Shares sold ..................................................        465,463      $5,553,824         697,518      $8,640,665
  Shares issued to shareholders in reinvestment of distributions        170,206       2,035,827         155,305       1,923,826
                                                                   ------------    ------------    ------------    ------------
                                                                        635,669       7,589,651         852,823      10,564,491
  Less shares repurchased ......................................       (890,320)    (10,619,595)       (716,685)     (8,867,549)
                                                                   ------------    ------------    ------------    ------------
  Net increase (decrease) ......................................       (254,651)    ($3,029,944)        136,138      $1,696,942
                                                                   ============    ============    ============    ============
CLASS B**
  Shares sold ..................................................        199,045      $2,385,475         323,749      $4,023,426
  Shares issued to shareholders in reinvestment of distributions          2,219          26,681           9,129         113,319
                                                                   ------------    ------------    ------------    ------------
                                                                        201,264       2,412,156         332,878       4,136,745
  Less shares repurchased ......................................         (1,755)        (21,300)        (40,691)       (505,515)
                                                                   ------------    ------------    ------------    ------------
  Net increase .................................................        199,509      $2,390,856         292,187      $3,631,230
                                                                   ============    ============    ============    ============

** Class B commenced operations on October 3, 1996.

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                          YEAR ENDED AUGUST 31,
                                                  ---------------------------------------------------------------------
                                                    1994          1995          1996             1997             1998
                                                  -------       -------       -------          -------          -------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........   $12.43        $11.56        $11.76           $11.66           $12.12
                                                  -------       -------       -------          -------          -------
  Net Investment Income ........................     0.63          0.65          0.65             0.66             0.66(7)
  Net Realized and Unrealized Gain (Loss) on
   Investments and Financial Futures Contracts .    (0.75)         0.20         (0.10)            0.46             0.48
                                                  -------       -------       -------          -------          -------
     Total from Investment Operations ..........    (0.12)         0.85          0.55             1.12             1.14
                                                  -------       -------       -------          -------          -------
  Less Distributions:
   Dividends from Net Investment Income ........    (0.63)        (0.65)        (0.65)           (0.66)           (0.66)
   Distributions from Net Realized Gain on
    Investments Sold ...........................    (0.12)           --            --               --               --
                                                  -------       -------       -------          -------          -------
     Total Distributions .......................    (0.75)        (0.65)        (0.65)           (0.66)           (0.66)
                                                  -------       -------       -------          -------          -------
  Net Asset Value, End of Period ...............   $11.56        $11.76        $11.66           $12.12           $12.60
                                                  =======       =======       =======          =======          =======
  Total Investment Return at Net Asset Value (2)    (0.97%)        7.66%         4.78%            9.85%            9.66%
  Total Adjusted Investment Return at Net
   Asset Value (2,3) ...........................    (1.50%)        7.21%         4.30%            9.45%            9.27%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....  $54,122       $54,416       $55,169          $54,253          $58,137
  Ratio of Expenses to Average Net Assets ......     0.70%         0.70%         0.75%(4)         0.71%(4)         0.71%(4)
  Ratio of Adjusted Expenses to Average Net
   Assets (1) ..................................     1.23%         1.15%         1.18%            1.11%            1.10%
  Ratio of Net Investment Income to Average
   Net Assets ..................................     5.28%         5.67%         5.53%            5.59%            5.28%
  Ratio of Adjusted Net Investment Income to
   Average Net Assets (1) ......................     4.75%         5.22%         5.05%            5.19%            4.89%
  Portfolio Turnover Rate ......................       29%           24%           36%              12%               6%
  Expense and Fee Reduction Per Share ..........    $0.06         $0.05         $0.06            $0.05            $0.05(7)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                            PERIOD FROM
                                                                          OCTOBER 3, 1996
                                                                    (COMMENCEMENT OF OPERATIONS)      YEAR ENDED
                                                                         TO AUGUST 31, 1997        AUGUST 31, 1998
                                                                    ----------------------------   ---------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................            $11.84                   $12.12
                                                                               ------                   ------
  Net Investment Income ...........................................              0.54                     0.57(7)
  Net Realized and Unrealized Gain on Investments and
   Financial Futures Contracts ....................................              0.28                     0.48
                                                                               ------                   ------
     Total from Investment Operations .............................              0.82                     1.05
                                                                               ------                   ------
  Less Distributions:
   Dividends from Net Investment Income ...........................             (0.54)                   (0.57)
                                                                               ------                   ------
  Net Asset Value, End of Period ..................................            $12.12                   $12.60
                                                                               ======                   ======
  Total Investment Return at Net Asset Value (2) ..................              7.08%(6)                 8.89%
  Total Adjusted Investment Return at Net Asset Value (2,3) .......              6.72%(6)                 8.50%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................            $2,418                   $6,197
  Ratio of Expenses to Average Net Assets .........................              1.41%(4,5)               1.41%(4)
  Ratio of Adjusted Expenses to Average Net Assets (1) ............              1.81%(5)                 1.80%
  Ratio of Net Investment Income to Average Net Assets ............              4.82%(5)                 4.58%
  Ratio of Adjusted Net Investment Income to Average Net Assets (1)              4.42%(5)                 4.19%
  Portfolio Turnover Rate .........................................                12%                       6%
  Expense and Fee Reduction Per Share .............................             $0.04                    $0.05(7)

(1) Unreimbursed, without fee reduction
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note B. If these expense reductions were included, the Ratio of Expenses to Average Net Assets would have been 0.70% for Class A and 1.40% for Class B.
(5) Annualized.
(6) Not annualized.
(7) Based on the average of the shares outstanding at the end of each month.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund


Schedule of Investments
August 31, 1998
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Massachusetts Tax-Free Income Fund on August 31, 1998. It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                    PAR VALUE             YIELD
                                                  INTEREST  MATURITY    CREDIT        (000s     MARKET      AT
STATE, ISSUER, DESCRIPTION                          RATE      DATE      RATING*      OMITTED)    VALUE   MARKET +
--------------------------                        --------  --------    -------     ---------   ------   --------

TAX-EXEMPT LONG-TERM BONDS
Massachusetts (89.47%)
  Boston City Industrial Development Financing
   Auth, Sewage Facil Rev 1991 Ser Harbor Elec
   Energy Co Proj .............................     7.375%  05-15-15      BBB          $250     $271,155   6.80%
  Boston Water and Sewer Commission,
   Gen Rev 1991 Ser A Sr Ser ..................     7.000   11-01-18      AAA           500      557,110   6.28
   Gen Rev 1992 Ser A Sr Ser ..................     5.750   11-01-13      A+            500      553,005   5.20
  Boston, City of,
   GO 1990 Ser A ..............................     7.375   02-01-10      A+            350      374,486   6.89
   GO 1991 Ser A MBIA .........................     6.750   07-01-11      AAA           350      384,352   6.15
   GO 1992 Ser A AMBAC ........................     6.500   07-01-12      AAA           500      555,790   5.85
   Rev Boston City Hosp FHA-Ins Mtg Ser A .....     7.625   02-15-21      AAA           500      544,820   7.00
  Brockton, City of,
   State Qualified Municipal Purpose Ln of 1993     6.125   06-15-18      A-          2,000    2,139,440   5.73
  Holyoke, City of,
   GO School Proj Ln Act of 1948 ..............     7.650   08-01-09      BAA2        1,000    1,122,330   6.82
  Massachusetts Bay Transportation Auth,
   Gen Trans Sys Rev Ref 1994 Ser A ...........     7.000   03-01-14      AA-         1,000    1,241,110   5.64
   Gen Trans Sys Rev 1997 Ser D ...............     5.000   03-01-22      AA-         2,250    2,231,573   5.04
  Massachusetts Educational Financing Auth,
   Ed Ln Rev Iss D Ser 1991A ..................     7.250   01-01-09      AAA           420      449,429   6.78
  Massachusetts Health and Educational
   Facilities Auth,
   Rev Anna Jaques Hosp Iss Ser B .............     6.875   10-01-12      BAA1        1,250    1,353,075   6.35
   Rev Bentley College Iss Ser H ..............     6.875   07-01-12      AAA           250      273,630   6.28
   Rev Boston College Iss Ser J ...............     6.625   07-01-21      AAA         1,000    1,087,180   6.09
   Rev Charlton Memorial Hosp Iss Ser B .......     7.250   07-01-13      A           2,250    2,498,220   6.53
   Rev Community Colleges Prog Iss Ser A ......     6.600   10-01-22      AAA           250      280,220   5.89
   Rev Dana-Farber Cancer Institute Ser G-1 ...     6.250   12-01-22      A             500      549,055   5.69
   Rev Lowell Gen Hosp Iss Ser A ..............     8.400   06-01-11      A3            600      681,342   7.40
   Rev Melrose-Wakefield Hosp Iss Ser B .......     6.350   07-01-06      A-            500      549,260   5.78
   Rev Milford-Whitinsville Regional Hosp Iss
    Ser C .....................................     5.250   07-15-18      BBB-          800      782,096   5.37
   Rev New England Baptist Hosp Iss Ser B .....     7.350   07-01-17      AAA           250      277,930   6.61
   Rev New England Deaconess Hosp Iss Ser D ...     6.875   04-01-22      AAA         2,210    2,469,454   6.15
   Rev Northeastern Univ Iss Ser E ............     6.550   10-01-22      AAA         1,000    1,107,760   5.91
   Rev Harvard Pilgrim Health Ser A ...........     5.000   07-01-18      AAA         1,000      994,950   5.03
   Rev Ref Worcester Polytechnic Institute Iss
    Ser E .....................................     6.625   09-01-17      AAA           250      279,290   5.93
   Rev Reg Inverse Floater Ser 1993............     7.600#  08-15-23      AAA           500      560,000   6.88
   Rev Smith College Iss Ser D.................     5.750   07-01-24      AA-           500      527,665   5.45

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

                                                                                           PAR VALUE               YIELD
                                                        INTEREST       MATURITY   CREDIT     (000s     MARKET       AT
STATE, ISSUER, DESCRIPTION                                RATE           DATE     RATING*   OMITTED)    VALUE     MARKET +
--------------------------                              --------       --------   -------  ---------   ------     --------

Massachusetts (continued)
  Massachusetts Housing Finance Agency,
   Rev Insured Rental Hsg 1994 Ser A ................     6.600%       07-01-14    AAA       $1,045  $1,129,352     6.11%
   Rev Residential Devel FNMA Coll Ser C ............     6.875        11-15-11    AAA        2,000   2,191,320     6.27
   Rev Residential Devel FNMA Coll Ser D ............     6.800        11-15-12    AAA          500     542,985     6.26
   Single Family Hsg Rev Ser 13 .....................     7.950        06-01-23    A+           150     158,064     7.54
   Single Family Hsg Rev Ser 18 .....................     7.350        12-01-16    A+           550     582,588     6.94
  Massachusetts Industrial Finance Agency,
   Assisted Living Facil Rev
     Newton Group Properties LLC Proj ...............     8.000        09-01-27    BB         1,000   1,072,300     7.46
   Assisting Living Facil Rev TNG Marina Bay
     LLC Proj .......................................     7.500        12-01-27    BB         1,000   1,046,810     7.16
   Resource Recovery Rev Ref Ogden Haverhill
     Proj Ser 1998A .................................     5.600        12-01-19    BBB        1,000   1,009,710     5.55
   Resource Recovery Rev Ref Ser 1993 A
     Mass Refusetech Inc Proj .......................     6.300        07-01-05    BBB        1,825   1,983,337     5.80
   Rev Assumption College Iss 1996 ..................     6.000        07-01-26    AAA        1,000   1,088,560     5.51
   Rev Dana Hall School Iss .........................     5.800        07-01-17    BBB-       1,090   1,143,748     5.53
   Rev Ref Emerson College Iss Ser 1991A ............     8.900        01-01-18    BBB-         250     273,430     8.14
   Rev Ref Holy Cross College Iss 1996 ..............     5.500        03-01-20    AAA          500     523,730     5.25
   Rev Ref Holy Cross College Iss II Ser 1992 .......     6.375        11-01-15    AA-          500     556,470     5.73
   Rev St Johns High School Inc. ....................     5.350        06-01-28    BBB+       1,000     995,480     5.37
   Rev Ser C Glenmeadow Retirement Community ........     8.375        02-15-18    BBB+       1,000   1,275,660     6.57
   Rev Wtr Treatment American Hingham Proj ..........     6.900        12-01-29    BBB        1,310   1,451,179     6.23
   Rev Wtr Treatment American Hingham Proj ..........     6.750        12-01-20    BBB        2,000   2,203,040     6.13
  Massachusetts Municipal Wholesale Electric Co,
   Pwr Supply Sys Rev 1992 Ser B A Pub Corp of
     the Commonwealth of Mass .......................     6.750   07-01-05 thru    BBB+       2,400   2,614,349     6.18
                                                                       07-01-17
   Pwr Supply Sys Rev 1992 Ser C A Pub Corp of
     the Commonwealth of Mass .......................     6.625        07-01-10    AAA        1,000   1,103,520     6.00
   Pwr Supply Sys Rev 1993 Reg Inverse Floater ......     7.020#       07-01-18    AAA        1,300   1,387,750     6.62
  Massachusetts Port Auth,
   Rev Ref Ser 1992 A ...............................     6.000        07-01-23    AA-        1,370   1,467,380     5.60
   Rev Special Facil Ser A USAir Proj ...............     5.750        09-01-16    AAA        1,000   1,070,650     5.37
  Massachusetts State,
   Cons Ln - Series C** .............................      Zero        08-01-18    AA-        1,000     374,690     5.02
  Massachusetts Turnpike Auth,
   Metro Highway Sys Rev Cap Apprec Ser C ...........      Zero        01-01-20    AAA        1,000     349,420     5.55
  Massachusetts Water Resource Auth,
   Gen Rev Ref 1993 Ser B ...........................     5.500        03-01-17    A            400     408,980     5.38
   Gen Rev Ref 1993 Ser B ...........................     5.000        03-01-22    A            360     353,171     5.10
   Gen Rev Ref 1993 Ser C ...........................     4.750        12-01-23    A          1,000     947,820     5.01
  Massachusetts, the Commonwealth of,
   GO Consol Ln of 1991 Ser D .......................     6.875        07-01-10    AA-        1,500   1,652,220     6.24
  Nantucket, Town of,
   GO Municipal Purpose Ln of 1991 ..................     6.800        12-01-11    AAA          450     498,253     6.14

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

                                                                                    PAR VALUE                YIELD
                                                   INTEREST  MATURITY   CREDIT       (000s       MARKET        AT
STATE, ISSUER, DESCRIPTION                           RATE      DATE     RATING*     OMITTED)     VALUE      MARKET +
--------------------------                         --------  --------   -------     ---------    ------     --------
Massachusetts (continued)
  Plymouth, County of,
   Cert of Part Ser A Plymouth County
    Correctional Facil Proj...................      7.000%   04-01-22     AA-           $750     $839,767     6.25%
  Springfield, City of,
   GO School Proj Ln Act of 1992 Ser B........      7.100    09-01-11     BAA3           500      567,220     6.26
                                                                                              -----------
                                                                                               57,558,680
                                                                                              -----------
Puerto Rico (9.62%)
  Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995 Gtd by the
    Commonwealth of Puerto Rico...............      8.120#   07-01-11     AAA          2,000    2,590,000     6.35
  Puerto Rico Highway and Transportation Auth,
   Highway Rev Cap Rites Ser Y................      6.250    07-01-14     A            1,000    1,164,320     5.37
  Puerto Rico, Commonwealth of,
   GO Pub Imp Inverse Rate Securities Ser 1996      8.073#   07-01-11     AAA          1,000    1,295,000     6.35
   GO Ref Pub Imp Ser 1994....................      6.400    07-01-11     AAA          1,000    1,139,530     5.62
                                                                                              -----------
                                                                                                6,188,850
                                                                                              -----------
                                               TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                             (Cost $58,223,788)     (99.09%)   63,747,530
                                                                                   --------   -----------
                                              OTHER ASSETS AND LIABILITIES, NET      (0.91%)      586,097
                                                                                   --------   -----------
                                                               TOTAL NET ASSETS    (100.00%)  $64,333,627
                                                                                   ========   ===========

 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
** This security having an aggregate value of $374,690, or 0.58% of the Fund's net assets, has been purchased as a forward commitment - that is, the Fund has agreed on trade date, to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $393,680 of Puerto Rico Aqueduct and Sewer Authority, 8.120%, 07-01-11, has been segregated to cover the forward commitment.
 + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.
 # Represents rate in effect on August 31, 1998.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Massachusetts Tax-Free Income Fund


Portfolio Concentration
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Massachusetts Tax-Free Income Fund invests primarily in securities issued in the state of Massachusetts and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, concentration of investments can be aggregated by various categories.

The table below shows the Fund's investments at August 31, 1998 assigned to various sector categories.

                                                                MARKET VALUE
                                                               AS A PERCENTAGE
                                                                 OF FUND'S
SECTOR DISTRIBUTIONS                                             NET ASSETS
--------------------                                           ---------------
General Obligation............................................     12.60%
Revenue Bonds - Education.....................................     14.41
Revenue Bonds - Electric Power................................      7.94
Revenue Bonds - Facility......................................      1.31
Revenue Bonds - Health........................................     16.55
Revenue Bonds - Highway.......................................      0.54
Revenue Bonds - Hospital......................................      2.84
Revenue Bonds - Housing.......................................      7.16
Revenue Bonds - Industrial Development........................     12.30
Revenue Bonds - Other.........................................      3.29
Revenue Bonds - Transportation................................     11.74
Revenue Bonds - Water & Sewer.................................      8.41
                                                                   -----
                              TOTAL TAX-EXEMPT LONG-TERM BONDS     99.09%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Massachusetts Tax-Free Income Fund (the "Fund") and John Hancock New York Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

  The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

  Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $223,313 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 -- $79,391, August 31, 2004 -- $137,277 and August 31,
2005 -- $6,645.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

  The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and

==========================NOTES TO FINANCIAL STATEMENTS=========================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $1 billion, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

  When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

  For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

  At August 31, 1998, open positions in financial futures contracts were as follows:
                                                   UNREALIZED
EXPIRATION  OPEN CONTRACTS            POSITION    APPRECIATION
----------  --------------            --------    ------------
DEC 98      20 U.S. TREASURY BONDS    LONG          $17,344
                                                    =======

At August 31, 1998, the Fund had deposited $36,000 in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

==========================NOTES TO FINANCIAL STATEMENTS=========================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

  The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

  The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

  Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

  At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

  There were no written options transactions for the year ended August 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

  The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% and 1.40% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the year ended August 31, 1998, the reduction in the Adviser's fee, collectively with any additional amounts not borne by the Fund by virtue of the expense limit, amounted to $224,045. This limitation may be discontinued at any time.

  The Fund has an agreement with its custodian bank under which $5,207 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1998. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

  The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $138,281. Out of this amount, $16,835 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $76,042 was paid as sales commissions to unrelated broker-dealers and $45,404 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

  Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1998 the contingent deferred sales charges received by JH Funds amounted to $4,877.

  In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will

==========================NOTES TO FINANCIAL STATEMENTS=========================

             John Hancock Funds - Massachusetts Tax-Free Income Fund



make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

  The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

  The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

  Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $409.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1998, aggregated $9,562,181 and $3,321,983, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1998.

  The cost of investments owned at August 31, 1998 for federal income tax purposes was $58,223,788. Gross unrealized appreciation and depreciation of investments aggregated $5,523,742 and none, respectively, resulting in net unrealized appreciation of $5,523,742.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $142, an increase in undistributed net investment income of $2,912 and a decrease in capital paid-in of $3,054. This represents the amount necessary to report balances on a tax basis, excluding certain temporary differences, as of August 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Trustees of John Hancock Massachusetts Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for credit ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Massachusetts Tax-Free Income Fund (the "Fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1998.

  None of the 1998 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 99.95% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 14.55%.

  None of the income dividends were derived from U.S. Treasury Bills.

  For specific information on exception provisions in your state, consult your local state tax office or your tax advisor.

  Shareholders will receive a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

======================================NOTES=====================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

======================================NOTES=====================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

======================================NOTES=====================================

             John Hancock Funds - Massachusetts Tax-Free Income Fund

                                                                   -------------
                                                                     Bulk Rate
                                                                    U.S. Postage
                                                                       PAID
                                                                    Randolph, MA
                                                                   Permit No. 75
                                                                   -------------

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
INTERNET: www.jhancock.com/funds


--------------------------------------------------------------------------------
  This report is for the information of shareholders of the John Hancock Massachusetts Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              7700A 8/98
                                                                           10/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    New York
                                    Tax-Free
                                   Income Fund

                                 AUGUST 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                   -------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                                EDWARD SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                   Vice President and Chief Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                   -------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]


      For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY FRANK LUCIBELLA, CFA, BARRY EVANS, CFA, AND DIANNE SALES, CFA,
                               PORTFOLIO MANAGERS

                              John Hancock New York
                              Tax-Free Income Fund

                   Strong economic environment, lower interest
                           rates boost N.Y. municipals

The past year was a fairly decent one for New York's municipal bond market, although it faced several challenges. On a positive note, there was widespread improvement in credit quality, which measures municipal issuers' ability to pay back their debt. Among those that earned higher credit ratings were New York City, some state agencies and the state itself. In addition, the economic environment remained favorable: inflation remained subdued and municipal bond prices moved higher as interest rates declined.

   A couple of factors, however, conspired to keep a lid on New York municipal bond prices and caused them to lag their Treasury counterparts. First, the supply of new municipals was extremely large. Muni issuers, like homeowners, often take advantage of falling interest rates by refinancing their older, more expensive debt at lower prevailing rates. The New York Power Authority, for example, sold a combined $1.4 billion in taxable and tax-exempt debt in order to restructure and lower its debt-service costs. That deal was dwarfed by the biggest deal in the national municipal market's history, which took place when Long Island Power Authority sold $3.5 billion in municipal bonds in May to finance its takeover of the Long Island Light Company. Second, although the supply of New York municipals expanded, demand for them did not keep pace. Unlike the U.S. Treasury market, the municipal market did not

"...widespread improvement in credit quality..."

[A 3 1/2" x 2 1/2" photo at bottom right of page of fund management team members. Caption below reads "Fund management team members (l - r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

"Some of our best performers during the period were our zero coupon bonds..."

--------------------------------------------------------------------------------

[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into nine sections (from top to left):
Other 20%, Water & Sewer 8%, Transportation 7%, Industrial Development 6%, Housing 14%, Health 12%, Electric Power 5%, Education 14% and General Obligation 14%. A note below the chart reads "As a percentage of net assets on August 31, 1998."]

--------------------------------------------------------------------------------

experience increased buying from international investors seeking a safe haven from global turmoil.

Performance review

For the 12-month period ended August 31, 1998, John Hancock New York Tax-Free Income Fund's Class A and Class B shares posted total returns of 8.64% and 7.88%, respectively, at net asset value. Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns were in line with the 8.27% return for the average New York municipal bond fund for the same period, according to Lipper Analytical Services, Inc.(1) Longer-term performance information can be found on pages six and seven.

   Some of our best performers during the period were our zero coupon bonds, which we bought during periods when their prices were cheap. Dubbed "zeroes," these bonds make no periodic interest payments. Instead, they are sold at a deep discount from their face value. Investors receive the rate of return when the security is redeemed at face value on a specified maturity date. The reason for their relatively strong recent performance stems from the fact that they tend to rally more than interest-bearing bonds when interest rates fall.

   Other strong performers included bonds issued by the Long Island Power Authority (LIPA). Their quick gains in the months after they were issued made us wary that they did not have much further room to advance. In response, we sold our LIPA holdings to lock in profits. That served us well, although in hindsight it appears that we sold somewhat early, because LIPA securities continued to post further gains throughout the end of the period.

   Housing bonds, on the other hand, were disappointments during the period. In response to lower interest rates, more and more homeowners refinanced their mortgages at lower interest rates. While that was good news for homeowners, it was bad news for the investors who owned mortgage-backed securities. Many were forced to reinvest the money from prepaid mortgages in new housing bonds that carried lower interest payments.

A word about yield

Throughout the past year, the Fund maintained a very competitive yield versus its peers, according to Lipper. We were able to do this because of our continued stake in many of the bonds that we bought several years ago whose yields are much higher than current yields. We also have kept a

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Zero coupon bonds followed by an up arrow with the phrase "Rallied more than coupon-paying bonds as rates fell." The second listing is New York City bonds followed by an up arrow with the phrase "Continued economic strength, credit upgrade." The third listing is Housing bonds followed by a down arrow with the phrase "Falling rates spark prepayments." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 8.64% total return for John Hancock New York Tax-Free Income Fund Class A. The second bar represents the 7.88% total return for John Hancock New York Tax-Free Income Fund Class B and the third bar represents the 8.27% total return for the Average New York municipal bond fund. A note below the chart reads "Total returns for John Hancock New York Tax-Free Income Fund are at net asset value with all distributions reinvested. The average New York municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance."

--------------------------------------------------------------------------------

fair amount of older and relatively high-yielding state-appropriated bonds. Finally, we sought out high-yielding bonds issued by Puerto Rico and the Virgin Islands. As U.S. territories, these islands can issue debt that is tax-exempt in all 50 states.

   We specifically avoided pushing for additional yield by adding a lot of low-quality bonds. Generally speaking, the lower a bond's credit quality, the higher its yield. That's because investors demand more yield as compensation for taking on more risk that the issuer will not be able to meet its debt obligations in a timely fashion. That said, the difference in yield between AAA-insured munis and ones with a rating deemed below investment-grade shrunk throughout the period to levels that looked historically small. In fact, the difference in yield between a AAA-rated revenue bond and a B-rated revenue bond was only about 25 basis points (0.25%) at the end of August. In our view, the small amount of incremental yield offered by lower-quality, below-investment-grade bonds just wasn't enough to compensate us for taking on more credit risk.

Outlook

Our outlook for interest rates, which is the prime determinant of municipal bond performance, is cautiously optimistic. U.S. economic growth appears to be slowing, due in large part to the problems in Asia, and inflation appears in check. We believe that the current lack of inflationary pressures should eliminate the need for the Federal Reserve to raise interest rates. Indeed, if global economic turmoil continues, the Fed could look to lower rates to prevent too much of a U.S. slowdown.

   It's our view that we'll see only small gains resulting from further improvements in credit quality among New York City, New York state and its agencies. For that reason, we've begun to gravitate toward higher-quality issuers in the state. As far as municipal supply goes, we think it will taper off over the next several months. The real question mark is demand. Municipals currently are priced very cheaply relative to taxable securities. If demand for munis remains firm, or strengthens as people look to our market for value, municipals should have a chance to play catch-up to Treasuries.


"Municipals currently are priced very cheaply relative to taxable securities."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                              ONE       FIVE        TEN
                                              YEAR      YEARS      YEARS
                                             ------    -------    -------
Cumulative Total Returns                     3.90%      27.70%    109.36%
Average Annual Total Returns(1)              3.90%       5.01%      7.67%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                    SINCE
                                                         ONE     INCEPTION
                                                         YEAR     (10/3/96)
                                                        ------    ---------
Cumulative Total Returns                                 3.03%      9.17%
Average Annual Total Returns(1)                          3.03%      5.17%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of August 31, 1998
                                                                 SEC 30-DAY
                                                                    YIELD
                                                                 ----------
John Hancock New York Tax-Free Income Fund: Class A                 3.98%
John Hancock New York Tax-Free Income Fund: Class B                 3.47%

Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and offset the custodian fees with balance credits during the period. Without the limitation of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been 3.49%, 4.55% and 6.94%, respectively. The average annual total returns for the one-year period and since inception for Class B shares would have been 2.62% and 4.77%, repectively.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock New York Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

________________________________________________________________________________
Line chart with the heading New York Tax-Free Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines:

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $22,426 as of as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the New York Tax-Free Income Fund on September 13, 1987, before contingent deferred sales charge, and is equal to $22,150 as of as of August 31, 1998. The third line represents the New York Tax-Free Income Fund, after contingent deferred sales charge and is equal to $21,160 as of as of August 31, 1998.
________________________________________________________________________________

________________________________________________________________________________
Line chart with the heading New York Tax-Free Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines:

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $11,706 as of as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the New York Tax-Free Income Fund on October 3, 1996, before contingent deferred sales charge, and is equal to $11,520 as of as of August 31, 1998. The third line represents the New York Tax-Free Income Fund after contingent deferred sales charge and is equal to $11,120 as of as of August 31, 1998.
________________________________________________________________________________

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $53,723,645) .............     $58,736,526
  Cash .........................................................       1,606,117
  Receivable for investments sold ..............................         450,964
  Receivable for shares sold ...................................          70,452
  Interest receivable ..........................................         798,883
  Other assets .................................................           3,490
                                                                     -----------
                    Total Assets ...............................      61,666,432
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................       3,397,212
  Dividend payable .............................................          17,905
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .....................................          22,553
  Accounts payable and accrued expenses ........................          32,003
                                                                     -----------
                    Total Liabilities ..........................       3,469,673
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................      53,051,222
  Accumulated net realized gain on investments and
   financial futures contracts .................................         116,757
  Net unrealized appreciation of investments ...................       5,013,297
  Undistributed net investment income ..........................          15,483
                                                                     -----------
                    Net Assets .................................     $58,196,759
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $52,372,815/4,148,992 ..............................          $12.62
  ==============================================================================
  Class B - $5,823,944/461,375 .................................          $12.62
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($12.62 x 104.71%) .................................          $13.21
  ==============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ....................................................      $3,412,663
                                                                    -----------
  Expenses:
   Investment management fee - Note B .........................         286,183
   Distribution and service fee - Note B
     Class A ..................................................         160,285
     Class B ..................................................          38,081
   Transfer agent fee - Note B ................................          65,709
   Custodian fee ..............................................          55,429
   Auditing fee ...............................................          21,300
   Financial services fee - Note B ............................           9,800
   Printing ...................................................           8,682
   Registration and filing fees ...............................           4,250
   Trustees' fees .............................................           3,435
   Miscellaneous ..............................................           1,477
   Legal fees .................................................             820
   Less management fee reduction - Note B .....................        (227,964)
                                                                    -----------
                    Total Expenses ............................         427,487
                    -----------------------------------------------------------
                    Net Investment Income .....................       2,985,176
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold .......................         658,578
  Net realized loss on financial futures contracts ............         (43,763)
  Change in net unrealized appreciation/depreciation
   of investments .............................................       1,108,414
                                                                    -----------
                    Net Realized and Unrealized Gain
                    on Investments and Financial
                    Futures Contracts .........................       1,723,229
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................      $4,708,405
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               YEAR ENDED AUGUST 31,
                                                                             -------------------------
                                                                                 1997          1998
                                                                             -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..................................................   $3,192,853    $2,985,176
   Net realized gain on investments sold and financial futures contracts ..       82,733       614,815
   Change in net unrealized appreciation/depreciation of investments ......    1,898,532     1,108,414
                                                                             -----------   -----------
     Net Increase in Net Assets Resulting from Operations .................    5,174,118     4,708,405
                                                                             -----------   -----------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.6740 and $0.6593 per share, respectively) ..............   (3,142,726)   (2,827,611)
     Class B - ($0.5386 and $0.5715 per share, respectively) ..............      (49,467)     (173,645)
                                                                             -----------   -----------
     Total Distributions to Shareholders ..................................   (3,192,193)   (3,001,256)
                                                                             -----------   -----------
From Fund Share Transactions - Net:* ......................................   (1,710,975)      (10,091)
                                                                             -----------   -----------
Net Assets:
   Beginning of period ....................................................   56,228,751    56,499,701
                                                                             -----------   -----------
   End of period (including undistributed net investment income of
     $32,712 and $15,483, respectively) ...................................  $56,499,701   $58,196,759
                                                                             ===========   ===========

* Analysis of Fund Share Transactions:

                                                                                            YEAR ENDED AUGUST 31,
                                                                           ------------------------------------------------------
                                                                                     1997                       1998
                                                                           --------------------------    ------------------------
                                                                             SHARES         AMOUNT         SHARES        AMOUNT
                                                                           ----------    ------------    ---------    -----------
CLASS A
   Shares sold .........................................................      513,776      $6,184,441      459,988     $5,734,004
   Shares issued to shareholders in reinvestment of distributions ......      185,671       2,241,144      164,528      2,048,356
                                                                           ----------    ------------    ---------    -----------
                                                                              699,447       8,425,585      624,516      7,782,360
   Less shares repurchased .............................................   (1,036,573)    (12,505,667)    (891,788)   (11,085,177)
                                                                           ----------    ------------    ---------    -----------
   Net decrease ........................................................     (337,126)    ($4,080,082)    (267,272)   ($3,302,817)
                                                                           ==========    ============    =========    ===========
CLASS B**
   Shares sold .........................................................      204,126      $2,454,367      286,752     $3,574,224
   Shares issued to shareholders in reinvestment of distributions ......        2,793          33,906        8,420        104,922
                                                                           ----------    ------------    ---------    -----------
                                                                              206,919       2,488,273      295,172      3,679,146
   Less shares repurchased .............................................       (9,799)       (119,166)     (30,917)      (386,420)
                                                                           ----------    ------------    ---------    -----------
   Net increase ........................................................      197,120      $2,369,107      264,255     $3,292,726
                                                                           ==========    ============    =========    ===========

** Class B shares commenced operations on October 3, 1996.

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED AUGUST 31,
                                                                          -------------------------------------------------------
                                                                            1994       1995       1996         1997         1998
                                                                          -------    -------    -------      -------      -------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ................................   $12.63     $11.73     $11.88       $11.83       $12.25
                                                                          -------    -------    -------      -------      -------
   Net Investment Income ...............................................     0.64       0.65       0.66         0.67         0.66(7)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts ...................................    (0.77)      0.15      (0.05)        0.42         0.37
                                                                          -------    -------    -------      -------      -------
       Total from Investment Operations ................................    (0.13)      0.80       0.61         1.09         1.03
                                                                          -------    -------    -------      -------      -------
   Less Distributions:
     Dividends from Net Investment Income ..............................    (0.64)     (0.65)     (0.66)       (0.67)       (0.66)
     Distributions from Net Realized Gain on Investments Sold ..........    (0.13)        --         --           --           --
                                                                          -------    -------    -------      -------      -------
       Total Distributions .............................................    (0.77)     (0.65)     (0.66)       (0.67)       (0.66)
                                                                          -------    -------    -------      -------      -------
   Net Asset Value, End of Period ......................................   $11.73     $11.88     $11.83       $12.25       $12.62
                                                                          =======    =======    =======      =======      =======
   Total Investment Return at Net Asset Value (2) ......................    (1.05%)     7.19%      5.21%        9.48%        8.64%
   Total Adjusted Investment Return at Net Asset Value (2,3) ...........    (1.58%)     6.74%      4.77%        9.08%        8.24%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ............................  $55,690    $55,753    $56,229      $54,086      $52,373
   Ratio of Expenses to Average Net Assets .............................     0.70%      0.70%      0.73%(4)     0.71%(4)     0.70%
   Ratio of Adjusted Expenses to Average Net Assets (1) ................     1.23%      1.15%      1.14%        1.11%        1.10%
   Ratio of Net Investment Income to Average Net Assets ................     5.28%      5.67%      5.51%        5.61%        5.26%
   Ratio of Adjusted Net Investment Income to Average Net Assets (1) ...     4.75%      5.22%      5.07%        5.21%        4.86%
   Portfolio Turnover Rate .............................................       23%        70%        76%          46%          46%
   Expense and Fee Reduction Per Share .................................    $0.06      $0.05      $0.05        $0.05        $0.05(7)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                PERIOD FROM
                                                                              OCTOBER 3, 1996
                                                                        (COMMENCEMENT OF OPERATIONS)    YEAR ENDED
                                                                              TO AUGUST 31, 1997      AUGUST 31, 1998
                                                                        ----------------------------  ---------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ................................             $11.99               $12.25
                                                                                     ------               ------
   Net Investment Income ...............................................               0.54                 0.57(7)
   Net Realized and Unrealized Gain on Investments .....................               0.26                 0.37
                                                                                     ------               ------
       Total from Investment Operations ................................               0.80                 0.94
                                                                                     ------               ------
   Less Distributions:
     Dividends from Net Investment Income ..............................              (0.54)               (0.57)
                                                                                     ------               ------
   Net Asset Value, End of Period ......................................             $12.25               $12.62
                                                                                     ======               ======
   Total Investment Return at Net Asset Value (2) ......................               6.82%(6)             7.88%
   Total Adjusted Investment Return at Net Asset Value (2,3) ...........               6.46%(6)             7.48%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ............................             $2,414               $5,824
   Ratio of Expenses to Average Net Assets .............................               1.41%(4,5)           1.40%
   Ratio of Adjusted Expenses to Average Net Assets (1) ................               1.81%(5)             1.80%
   Ratio of Net Investment Income to Average Net Assets ................               4.79%(5)             4.56%
   Ratio of Adjusted Net Investment Income to Average Net Assets (1) ...               4.39%(5)             4.16%
   Portfolio Turnover Rate .............................................                 46%                  46%
   Expense and Fee Reduction Per Share .................................              $0.04                $0.05(7)

   (1) Unreimbursed, without fee reduction.
   (2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
   (3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
   (4) The Ratio of Expenses to Average Net Assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note B. If these expense reductions were included, the Ratio of Expenses to Average Net Assets would have been 0.70% for Class A and 1.40% for Class B.
   (5) Annualized.
   (6) Not annualized.
   (7) Based on the average of the shares outstanding at the end of each month.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

Schedule of Investments
August 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on August 31, 1998. The schedule consists of one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                                   PAR VALUE                YIELD
                                                                 INTEREST      MATURITY   CREDIT     (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                         RATE          DATE     RATING*  OMITTED)      VALUE     MARKET +
--------------------------                                         ----          ----     -------  --------      -----     --------

TAX-EXEMPT LONG-TERM BONDS
New York (90.86%)
  Dutchess County Resource Recovery Agency,
   Resource Recovery Rev Solid Waste Sys Ser A**.............     5.450%      01-01-14      AAA    $1,000    $1,015,920      5.36%
   Solid Waste Mgmt Sys Rev Ser 1990 A.......................     7.500       01-01-09      AAA       250       267,297      7.01
  Glen Cove Housing Auth,
   Rev Sr Living Facil The Mayfair Proj......................     8.250       10-01-26      BB+     1,000     1,122,440      7.35
  Islip Community Development Agency,
   Community Dev Rev Ref NY Institute of Technology Proj.....     7.500       03-01-26      BB-     1,500     1,671,390      6.73
  Metropolitan Transportation Auth,
   Commuter Facil Rev 1987 Serv Contract Ser 3...............     7.375       07-01-08      BBB+    1,000     1,184,930      6.22
   Commuter Facil Rev 1992 Serv Contract Ser N...............     7.125       07-01-09      BBB+    1,000     1,115,020      6.39
   Transit Facil Rev Ref Serv Contract Ser 8.................     5.375       07-01-21      BBB+      500       510,465      5.26
  Nassau County Industrial Development Agency,
   Civic Facil Rev Cap Apprec Ref Hofstra Univ Proj..........      Zero       07-01-17      AAA     1,280       511,526      4.93
  New York City Housing Development Corp,
   Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A............     6.550       10-01-15      AAA     1,000     1,067,640      6.14
  New York City Industrial Development Agency,
   Brooklyn Navy Yard Cogen Partners.........................     6.200       10-01-22      BBB-    1,000     1,121,580      5.53
   Civic Facil Rev College of New Rochelle Proj..............     5.750       09-01-17      BAA2    1,000     1,049,050      5.48
   Rev Ref LaGuardia Assoc LP Proj***........................     6.000       11-01-28      BB+       500       499,190      6.01
   Solid Waste Disposal Rev 1995 Visy Paper NY Inc Proj......     7.950       01-01-28      BB      1,000     1,168,480      6.80
   Spec Facil Rev 1990 American Airlines Inc Proj............     8.000       07-01-20      BBB-      400       413,240      7.74
  New York City Municipal Water Finance Auth,
   Wtr & Swr Sys Rev 1996 Ser B..............................     6.250       06-15-20      AAA     1,000     1,150,780      5.43
   Wtr & Swr Sys Rev Cap Apprec 1998 Ser D...................      Zero       06-15-19      A-      1,750       616,770      5.08
  New York Local Government Assistance Corp,
   Rev Ref 1993 Ser C........................................     5.500       04-01-17      A+      1,000     1,081,530      5.09
   Rev Ref Cap Apprec Ser 1993 C.............................      Zero       04-01-14      AAA     1,100       520,487      4.86
   Ser 1991 A Pub Benefit Corp...............................     7.250       04-01-18      AAA     1,000     1,104,060      6.57
   Ser 1992 A Pub Benefit Corp...............................     6.875       04-01-19      A+      2,000     2,238,360      6.14
  New York State Dormitory Auth,
   City Univ Rev Iss Ser U Preref............................     6.375       07-01-08      BBB+      290       320,311      5.77
   City Univ Rev Iss Ser U Unref Bal.........................     6.375       07-01-08      BBB+      210       228,646      5.86
   City Univ Sys Consol Rev Ser 1990A........................     7.625       07-01-20      BBB+      485       528,112      7.00
   Genessee Valley Presbyterian Nursing Center FHA-Ins Mtg
     Rev Ser 1992B...........................................     6.850       08-01-16      AA        250       273,112      6.27
   KMH Homes Inc FHA-Ins Mtg Rev Ser 1991....................     6.950       08-01-31      AA      1,200     1,299,852      6.42

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

                                                                                                   PAR VALUE                YIELD
                                                                 INTEREST      MATURITY   CREDIT     (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                         RATE          DATE     RATING*  OMITTED)      VALUE     MARKET +
--------------------------                                         ----          ----     -------  --------      -----     --------

New York (continued)
  New York State Dormitory Auth (continued),
   Manhattanville College Ins Rev Ser 1990...................     7.500%      07-01-22      AAA      $305      $331,440      6.90%
   Memorial Sloan-Kettering Cancer Ctr Rev...................      Zero       07-01-18      AAA     2,500       949,725      4.94
   Nyack Hosp Rev Ser 1996...................................     6.250       07-01-13      BAA       500       538,975      5.80
   State Univ Ed Facil Rev Ser 1990A.........................     7.700       05-15-12      A-        300       325,662      7.09
   State Univ Ed Facil Rev Ser 1993A.........................     5.500       05-15-19      A-      2,000     2,144,020      5.13
   State Univ Ed Facil Rev Ser 1993A.........................     5.250       05-15-15      AAA     1,000     1,063,090      4.94
   United Hlth Serv Inc FHA-Ins Mtg Rev Ser 1989.............     7.350       08-01-29      AAA       200       213,984      6.87
   Univ of Rochester Rev Ser 1987 Unref Bal..................     6.500       07-01-09      A+         20        20,347      6.39
  New York State Energy Research and Development Auth,
   Elec Facil Rev Ser 1990 A Consol Edison Co of NY Inc Proj.     7.500       07-01-25      A+        260       269,771      7.23
   Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj.     7.500       01-01-26      A+        420       441,785      7.13
  New York State Environmental Facilities Corp,
   State Wtr Poll Control Rev Rites Ser PA-174...............     9.439#      06-15-11      AAA       500       722,500      6.53
   State Wtr Poll Control Revolving Fund Rev Ser 1990A.......     7.500       06-15-12      AA-       630       681,811      6.93
   State Wtr Poll Control Revolving Fund
     Rev Ser 1991E Unref Bal.................................     6.875       06-15-11      AA+        40        43,764      6.28
  New York State Housing Finance Agency,
   Ins Multi-Family Mtg Hsg 1992 Ser C.......................     6.450       08-15-14      AAA       500       532,640      6.05
   Ins Multi-Family Mtg Hsg 1994 Ser B.......................     6.250       08-15-14      AAA       750       813,540      5.76
   Ins Multi-Family Mtg Hsg 1994 Ser C.......................     6.450       08-15-14      AA2     1,000     1,083,740      5.95
  New York State Medical Care Facilities Finance Agency,
   Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Preref.........     6.950       02-15-32      AA        170       189,700      6.23
   Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Unref Bal......     6.950       02-15-32      AA        830       926,180      6.23
   Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref..........     7.875       08-15-20      AAA       175       192,064      7.18
   Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal.......     7.875       08-15-20      A-         65        71,010      7.21
   Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref..........     7.750       08-15-11      AAA       205       227,700      6.98
   Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal.......     7.750       08-15-11      A-         20        22,035      7.03
   Mental Hlth Serv Facil Imp Rev 1991 Ser B Preref..........     7.625       08-15-17      A-         80        89,096      6.85
   Mental Hlth Serv Facil Imp Rev 1991 Ser B Unref Bal.......     7.625       08-15-17      A-        165       185,386      6.79
   Mental Hlth Serv Facil Imp Rev 1991 Ser C Unref Bal.......     7.300       02-15-21      A-         35        38,646      6.61
   Rev Mental Hlth Serv Ser E................................     6.250       08-15-19      AAA     1,500     1,683,090      5.57
  New York State Mortgage Agency,
   Homeowner Mtg Rev Ser 27..................................     6.900       04-01-15      AA2     1,175     1,266,638      6.40
   Homeowner Mtg Rev Ser 28..................................     7.050       10-01-23      AA2       500       534,785      6.59
   Homeowner Mtg Rev Ser 57..................................     6.300       10-01-17      AA2       500       546,405      5.76
   Homeowner Mtg Rev Ser BB-2................................     7.950       10-01-15      AA2       230       239,430      7.64
   Homeowner Mtg Rev Ser EE-4................................     7.800       10-01-13      AA2       300       316,866      7.38
   Homeowner Mtg Rev Ser JJ..................................     7.500       10-01-17      AA2       330       344,619      7.18
   Homeowner Mtg Rev Ser VV..................................     7.375       10-01-11      AA2       195       208,469      6.90
  New York State Power Auth,
   Gen Purpose Ser W.........................................     6.500       01-01-08      AAA       250       286,883      5.66
  New York State Thruway Auth,
   Local Highway & Bridge Serv Contract Rev Ser 1998A-2......     5.000       04-01-18      AAA     1,000       998,720      5.01
  New York State Urban Development Corp,
   Rev Ser 1990 Onondaga County Convention Center Proj.......     7.875       01-01-20      BBB+      250       277,460      7.10
   Rev Ser 7 Correctional Cap Facil Proj.....................     5.700       01-01-16      BBB+      500       526,700      5.41

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

                                                                                                   PAR VALUE                YIELD
                                                                 INTEREST      MATURITY   CREDIT     (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                         RATE          DATE     RATING*  OMITTED)      VALUE     MARKET +
--------------------------                                         ----          ----     -------  --------      -----     --------

New York (continued)
  New York, City of,
   GO Fiscal 1991 Ser B......................................     8.250%      06-01-07      A-       $200      $253,948      6.50%
   GO Fiscal 1991 Ser D Preref...............................     8.000       08-01-04      A-        220       248,622      7.08
   GO Fiscal 1991 Ser D Unref Bal............................     8.000       08-01-04      A-         30        33,619      7.14
   GO Fiscal 1991 Ser F Preref...............................     8.200       11-15-03      AAA       205       235,092      7.15
   GO Fiscal 1991 Ser F Unref Bal............................     8.200       11-15-03      A-         45        51,136      7.22
   GO Fiscal 1992 Ser A Preref...............................     7.750       08-15-12      A-        240       269,914      6.89
   GO Fiscal 1992 Ser A Unref Bal............................     7.750       08-15-12      A-         10        11,151      6.95
   GO Fiscal 1992 Ser B Preref...............................     7.000       10-01-13      A-        470       531,655      6.19
   GO Fiscal 1992 Ser B Unref Bal............................     7.000       10-01-13      A-         30        33,524      6.26
   GO Fiscal 1992 Ser C Unref Bal............................     7.500       08-01-21      A-         20        22,568      6.65
   GO Fiscal 1992 Ser H Preref...............................     7.000       02-01-22      A-        595       662,479      6.29
   GO Fiscal 1992 Ser H Unref Bal............................     7.000       02-01-22      A-         25        27,480      6.37
   GO Fiscal 1996 Ser C......................................     5.875       02-01-16      A-      1,000     1,072,840      5.48
   GO Fiscal 1996 Ser G......................................     5.750       02-01-17      A-      1,000     1,060,830      5.42
  New York, State of,
   GO Environmental Quality Fiscal 1994......................     6.500       12-01-14      A       1,000     1,150,180      5.65
  Onondaga County Industrial Development Agency,
   Civic Facil Rev 1993 Ser B Community Gen Hosp
     of Greater Syracuse Proj................................     6.625       01-01-18      BBB       895       961,597      6.17
  Port Auth of New York and New Jersey,
   Spec Proj KIAC Partners Proj Ser 4........................     6.750       10-01-19      BBB     2,500     2,766,700      6.10
  Triborough Bridge & Tunnel Auth,
   Gen Purpose Rev Ref Ser 1997A.............................     5.250       01-01-28      A+      1,000     1,011,860      5.19
   Gen Purpose Rev Ser 1993..................................      Zero       01-01-21      AAA     1,500       503,295      4.95
   Spec Oblig Ref Ser 1991B..................................     6.875       01-01-15      A-        500       541,330      6.35
                                                                                                            -----------
                                                                                                             52,878,684
                                                                                                            -----------
  Puerto Rico (8.29%)
  Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995 Gtd by the
     Commonwealth of Puerto Rico.............................     8.120#      07-01-11      AAA     2,000     2,590,000      6.27
  Puerto Rico Public Building Auth,
   Rev Gtd Govt Facil Ser A..................................     6.250       07-01-12      AAA     1,110     1,304,572      5.32
  Puerto Rico, Commonwealth of,
   GO Cap Apprec Ref Pub Imp Ser 1998........................      Zero       07-01-14      A       2,000       927,860      4.91
                                                                                                            -----------
                                                                                                              4,822,432
                                                                                                            -----------
  Virgin Islands (1.78%)
  Virgin Islands Public Finance Auth,
   Rev Sub Lien Fund Ln Notes Ser 1998E......................     5.875       10-01-18      BB+     1,000     1,035,410      5.67
                                                                                                            -----------
                                                               TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                             (Cost $53,723,645)  (100.93%)   58,736,526
                                                                                                 --------   -----------
                                                              OTHER ASSETS AND LIABILITIES, NET    (0.93%)     (539,767)
                                                                                                 --------   -----------
                                                                               TOTAL NET ASSETS  (100.00%)  $58,196,759
                                                                                                 ========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** This security having an aggregate value of $1,015,920, or 1.75% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $1,083,915 of Puerto Rico Aqueduct and Sewer Auth, 8.120%, 07-01-11, has been segregated to cover the when-issued commitment.

*** This security having an aggregate value of $499,190, or 0.86% of the Fund's net assets, has been purchased as a forward commitment - that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $532,245 of Puerto Rico Aqueduct and Sewer Auth, 8.120%, 07-01-11, has been segregated to cover the forward commitment.

 + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 #  Represents rate in effect on August 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund

Portfolio Concentration
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
The New York Tax-Free Income Fund invests primarily in securities issued by the state of New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the Fund's investments at August 31, 1998 assigned to the various sector categories.

                                                                 MARKET VALUE
                                                               AS A PERCENTAGE
                                                                OF THE FUND'S
SECTOR DISTRIBUTION                                              NET ASSETS
-------------------                                              ----------
General Obligation........................................          13.57%
Revenue Bonds - Combined..................................           2.91
Revenue Bonds - Education.................................          14.08
Revenue Bonds - Electric Power............................           5.25
Revenue Bonds - Environment...............................           1.24
Revenue Bonds - General Purpose...........................           1.74
Revenue Bonds - Health....................................          11.88
Revenue Bonds - Hospital..................................           1.63
Revenue Bonds - Housing...................................          13.88
Revenue Bonds - Industrial Development....................           5.87
Revenue Bonds - Other.....................................          10.74
Revenue Bonds - Solid Waste Disposal......................           2.20
Revenue Bonds - Transportation............................           6.62
Revenue Bonds - Turnpike..................................           1.72
Revenue Bonds - Water & Sewer.............................           7.60
                                                                   ------
                          TOTAL TAX-EXEMPT LONG-TERM BONDS         100.93%
                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock New York Tax-Free Income Fund (the "Fund") and John Hancock Massachusetts Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $1 billion, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At August 31, 1998, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

   There were no written options transactions for the year ended August 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

   The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% and 1.40% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the year ended August 31, 1998, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $227,964. This limitation may be discontinued at any time.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $18,852. Out of this amount, $4,561 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,589 was paid as sales commissions to unrelated broker-dealers and $9,702 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1998 the contingent deferred sales charges received by JH Funds amounted to $7,148.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - New York Tax-Free Income Fund

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $416.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1998, aggregated $24,899,451 and $23,819,501, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1998.

   The cost of investments owned at August 31, 1998 for federal income tax purposes was $53,723,645. Gross unrealized appreciation and depreciation of investments aggregated $5,022,418 and $9,537 respectively, resulting in net unrealized appreciation of $5,012,881.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $8,617, a decrease in undistributed net investment income of $1,149 and a decrease in capital paid-in of $7,468. This represents the amount necessary to report balances on a tax basis, excluding certain temporary differences, as of August 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Trustees of John Hancock New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for credit ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock New York Tax-Free Income Fund (the "Fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1998.

   None of the 1998 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 99.92% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 14.65%.

   None of the income dividends were derived from U.S. Treasury Bills.

   For specific information on exception provisions in your state, consult your local state tax office or your tax advisor.

   Shareholders will receive a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

======================================NOTES=====================================

               John Hancock Funds - New York Tax-Free Income Fund

======================================NOTES=====================================

               John Hancock Funds - New York Tax-Free Income Fund

================================================================================

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      This report is for the information of shareholders of the John Hancock New
York Tax-Free Income Fund. It may be used as sales literature when preceded or
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objectives and operating policies.

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